UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2022

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition.
The following information, including the Exhibit 99.1 referenced in this Item 2.02 to the extent the Exhibit discusses financial results of Spectrum Brands Holdings, Inc. (the “Company” or “Spectrum Brands”) for the fiscal second quarter ended April 3, 2022 is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On May 6, 2022, the Company issued a press release (the “Earnings Press Release”) discussing, among other things, its financial results for its fiscal second quarter ended April 3, 2022. A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this report.

Forward Looking Information
We have made, implied or incorporated by reference certain forward-looking statements in this document. All statements, other than statements of historical facts included or incorporated by reference in this document, without limitation, statements or expectations regarding our Global Productivity Improvement Program, our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, information concerning expected actions of third parties are forward-looking statements. When used in this document, the words future, anticipate, pro forma, seeks, intend, plan, envision, estimate, believe, belief, expect, project, forecast, outlook, goal, target, could, would, will, can, should, may and similar expressions are also intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words, although not all forward-looking statement contain such identifying words.
Since these forward-looking statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation:
(1) the COVID-19 pandemic, economic, social and political conditions or civil unrest, terrorist attacks, acts of war, natural disasters, other public health concerns or unrest in international markets impacting our business, customers, employees (including our ability to retain and attract key personnel), manufacturing facilities, suppliers, capital markets, and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (2) the impact of a number of local, regional and global uncertainties that could negatively impact our business, including: reduced market growth rates; increased inflation rates and cost of goods; increased fuel and employee costs; higher interest rates; tighter credit markets; changes in government policies, including the imposition of tariffs or import costs; the deterioration of economic relations between countries or regions; the escalation or continuation of armed conflict, hostilities or economic sanctions between countries or regions, and continued supply chain challenges; (3) the negative effect of the armed conflict between Russia and Ukraine and its impact on the regions and surrounding regions, including our operations and those of our customers, suppliers, and other stakeholders; (4) our increased reliance on third-party partners, suppliers, and distributors to achieve our business objectives; (5) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities, including distribution center changes which are complicated and involve coordination among a number of stakeholders, including our suppliers and transportation and logistics handlers; (6) the impact of our indebtedness on our business, financial condition, and results of operations; (7) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (8) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (9) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs, and stock market volatility or monetary or fiscal policies in the countries where we do business; (10) the impact of fluctuations in transportation and shipment costs, fuel costs, commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (11) interest rate and exchange rate fluctuations; (12) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (13) competitive promotional activity or spending by competitors, or price reductions by competitors; (14) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (15) the impact of actions taken by significant stockholders; (16) changes in consumer spending preferences and demand for our products, particularly in light of the COVID-19 pandemic and economic stress; (17) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (18) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Program), cost efficiencies (including at our manufacturing and distribution operations), and cost savings; (19) the seasonal nature of sales of certain of our products; (20) the effects of climate change and unusual weather activity as well as our ability to respond to future natural disasters and pandemics and to meet our environmental, social and governance goals; (21) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health, and consumer protection regulations); (22) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (23) the impact of existing, pending or threatened litigation, government regulation or other requirements or operating standards applicable to our business; (24) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (25) changes in accounting policies applicable to our business; (26) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (27) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (28) our ability to consummate the announced Hardware and Home Improvement ("HHI") divestiture on the expected terms and within the anticipated time period, or at all, which is dependent on the parties' ability to satisfy certain closing conditions and our ability to realize the benefits of the transaction, including reducing the leverage of the Company, invest in the organic growth of the Company, fund any future acquisitions, return capital to shareholders, and/or maintain its quarterly dividends; (29) the risk that regulatory approvals that are required to complete the proposed HHI divestiture may not be realized, may take longer than expected or may impose adverse conditions; (30) our ability to successfully integrate the Tristar Business into the Company's Home and Personal Care business and realize the benefits of this acquisition; (31) our ability to separate the Company's Home and Personal Care business and create an independent Global Appliances business on expected terms, and within the anticipated time period, or at all, and to realize the potential benefits of such business; (32) our ability to create a pure play company composed of our Global Pet Care and Home & Garden business and to realize the expected benefits of such creation, and within anticipated time period, or at all; (33) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (34) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; and (35) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries.
Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this document is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Item 9.01  Financial Statements and Exhibits.
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.
The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings Press Release, dated May 6, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2022
SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Jeremy W. Smeltser
Name: Jeremy W. Smeltser
Title: Executive Vice President and Chief Financial Officer
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